Other Information	12 Months Ended
Dec. 31, 2018
Other Information [Abstract]
Other Information
Other Information

8.1 Balances and transactions with related parties

Parent and ultimate controlling party

The ultimate controlling party of the group is Spark Networks SE. The shares in the Group are publicly traded on the New York Stock Exchange. Rocket Internet SE holds more than 25% of Spark Networks shares outstanding, and was represented on the Affinitas Board in 2015, 2016, and the pre-Merger period of 2017.

Transactions with shareholders

Consultation services

In 2008 and 2009, Affinitas and Rocket Internet SE (“Rocket”) entered into two agreements. Under these agreements Rocket is obliged to render consulting services to Affinitas in business, professional and/or technical areas and programming services. Affinitas is obliged to pay Rocket fees for the services rendered under the agreements, which are calculated on the basis of the incurred costs of Rocket plus expenses. For the years ended December 31, 2018, 2017 and 2016, respectively, Spark Networks recorded costs of €25 thousand, €36 thousand and €22 thousand, respectively. There was €0 thousand payable to Rocket as of December 31, 2018 and €5 thousand as of December 31, 2017.

Shareholder loans

During the year ended December 31, 2016, the Company entered into loans with some of its shareholders as described in more detail in Note 5.9. The total amount outstanding as of December 31, 2018 and 2017 was €0 thousand and €5,850 thousand respectively, and the amount of interest incurred during the years then ended December 31, 2018, 2017, and 2016 was €127 thousand, €508 thousand and €130 thousand, respectively. The loan was fully repaid in March 2018.

Shareholder payments

Per the terms of the Affinitas / Spark Merger, Affinitas’ shareholders received an aggregate cash payout of €5,730 thousand. This payout included payments to Affinitas Phantom Share GmbH, Rocket, and David Khalil of €1,641 thousand, €1,377 thousand and €25 thousand, respectively.

Affinitas Phantom Share GmbH

On April 20, 2012, eHarmony, Inc. (“eH”) in its capacity as a shareholder of Affinitas GmbH, granted a shareholder loan to Affinitas Phantom Share GmbH (“APS”) in the amount of €213 thousand (the “eH Shareholder Loan”) for the purpose of financing certain payments made by APS in connection with the formation of APS. On March 3, 2013, eH assigned the eH Shareholder Loan to Affinitas GmbH. The eH Shareholder Loan and all interest was fully repaid by APS on August 23, 2018. As of December 31, 3018, APS beneficially owned approximately 14% of the ordinary shares of the Company and was jointly controlled by David Khalil and Lukas Brosseder.

MLLNNL, LLC

The acquired subsidiary Spark had multiple, ongoing engagements with MLLNNL, LLC (“Mllnnl”), a marketing agency that employs, and was co-founded by, an employee of the Group’s wholly-owned subsidiary, Smooch Labs. Expenses related to Mllnnl appear in the consolidated results following the Affinitas / Spark Merger in November 2017. For the years ended December 31, 2018 and 2017, the Company has expensed €313 thousand and €50 thousand, respectively, for services performed by Mllnnl.

Union Square Media Group, LLC

In December 2017, the Group entered into an advertising agreement with Union Square Media Group, LLC, a full-service digital advertising agency. Joshua Keller, the President of Union Square Media Group, LLC, was a member of the Group's Administrative Board from November 3, 2017 until June 5, 2018, the effective date of Mr. Keller's resignation from the Administrative Board. For the year ended December 31, 2018, the Group expensed €739 thousand for services performed by Union Square Media Group, LLC. There was a €223 thousand payable to Union Square Media Group, LLC as of December 31, 2018.

Management Services Agreement with PEAK6

In August 2016, Spark entered into a purchase agreement with PEAK6 pursuant to which Spark issued and sold to PEAK6 an aggregate of 5,000,000 shares of common stock of Spark at a purchase price of $1.55 per share. Spark also issued the Spark Warrant to PEAK6 to purchase up to 7,500,000 shares of common stock of Spark at an exercise price of $1.74 per share pursuant to the terms of a warrant agreement. Upon consummation of the merger between Affinitas and Spark, all of the shares subject to the Spark Warrant vested immediately prior to the closing of the merger, and the Spark Warrant expired upon the closing of the merger.

In connection with the execution of the PEAK6 purchase agreement, Spark entered into a management services agreement dated as of August 9, 2016 with PEAK6 (the “Management Services Agreement”), pursuant to which PEAK6 provides certain marketing, technology, strategy, development and other services to Spark over a five-year term, for a cash fee of $1.5 million per year (the “Management Fee”), which was paid on a quarterly basis in an amount of $375 thousand per quarter. On November 2, 2017, in connection with the consummation of the merger between Affinitas and Spark, Spark and PEAK6 mutually agreed to terminate the Management Services Agreement effective December 31, 2017. As consideration for the termination, Spark paid PEAK6 an amount equal to $2.4 million (€2.0 million) in January 2018 in full satisfaction of any obligation or liability of Spark to PEAK6 for payments due to PEAK6 under the termination agreement.

Consulting Agreement with PEAK6

In March 2018, Spark Networks entered into a consulting agreement dated as of March 9, 2018 with PEAK6 (the “Consulting Agreement”), pursuant to which PEAK6 provides certain technology and infrastructure advice and information gathering services and other services to Spark Networks. The Consulting Agreement can be terminated by either party upon 30 days’ notice. Under the Consulting Agreement, PEAK6 is not entitled to any fees or other amounts.

Managing director compensation

During the years ended December 31, 2018, 2017 and 2016, managing director compensation was comprised of the following:

(in € thousands)	2018	2017	2016
Short-term benefits	970	693	481
Other employment benefits	—	—	25
Share-based payments	5,120	1,522	884
Total compensation	6,090	2,215	1,390

During the year ended December 31, 2016, one of Spark Networks’ executives transferred to Spark Networks €25 thousand. Such amount was fully repaid by Spark Networks to the executive within days. No interest was accrued and the transaction did not have any effect on the consolidated statements of operations and comprehensive loss/income. There was no balance outstanding as of December 31, 2018 and 2017.

8.2    Contingent Liabilities

Virtual employee share option plan

For the description of the virtual employee share option plan refer to Note 4.13.

Pending legal proceedings

Stephanie J. Benabu vs. Videotron Ltee and Affinitas GmbH, et al.

On August 1, 2016, Affinitas was served with a copy of an application to bring a class action lawsuit and to appoint the status of representative plaintiff filed with the Superior Court of the District of Montreal. The potential suit relates to the practice of automatically renewing the services provided to Canadian users of Affinitas’ products at standard pricing after a discounted trial period without active consent by the consumer. Affinitas ceased engaging in these practices and entered into a settlement agreement with the plaintiffs. The settlement agreement was ratified by the Superior Court of the District of Montreal on May 8, 2018. The closing judgment was delivered by the Superior Court on November 2, 2018, declaring that Affinitas had complied with its obligations under the settlement agreement.

City of Santa Monica, California – City Attorney General Investigation

On May 16, 2016, representatives from Spark met with representatives from a cross-jurisdictional working group consisting of consumer fraud attorneys from the City of Santa Monica and offices of the District Attorney from the counties of Los Angeles, Santa Cruz, Santa Clara and San Diego (“Cross Jurisdictional Group”). This meeting was held at the request of the Cross Jurisdictional Group, as a “pre-filing” meeting to explain and potentially resolve issues over auto-renewal disclosures by the Spark websites. The Cross Jurisdictional Group alleges that the Spark websites violate California law on disclosure of auto-renewal terms and ability to cancel auto-renewal. They also claim that the Spark websites violate California dating contract statues, which (where applicable) require a three day right to cancel. The Cross Jurisdictional Group sent a voluntary document request to the company on June 2, 2016. The company cooperated with the Cross Jurisdictional Group and provided information in response to the voluntary request. The Cross Jurisdictional Group has indicated that it would like the company to change its disclosures in certain respects, and that it intends to seek the payment of a penalty in an unspecified amount. In response to these disclosure requests, the company has made changes. On December 1, 2017, the company received a settlement communication from the City of Santa Monica and offices of the District Attorney, proposing settlement terms including payment of civil penalties, restitution to consumers, investigative costs and legal fees in a maximum amount of $1.6 million (€1.3 million). The proposal was accepted by Spark and a final judgment was received on October 3, 2018. The Group made payments of $76 thousand (€67 thousand) for restitution to consumers and administrative fees in 2018 and recognized a financial liability of $575 thousand (€502 thousand) at December 31, 2018 for civil penalties and investigative costs to be paid per the terms of the final judgment. Management believes that this matter was fully resolved in the first quarter of 2019.

Upmarket vs. Spark Networks (Israel) Ltd.

On August 6, 2017, UpMarket Projects Ltd ("UpMarket") filed a civil action ("Complaint") for breach of contract and unjust enrichment against Spark Networks USA, LLC ("Spark USA") and against Spark Networks (Israel) LTD. ("Spark Israel") in Tel-Aviv District court. In the statement of claim, UpMarket alleges that Spark USA materially breached a commercial contract between the parties by terminating such contract in contravention to its terms. The parties executed a settlement agreement in January 2018, whereby Spark made settlement payments amounting to ILS 1.1 million (€0.3 million).

Trademarks

Trademarks are an important element in running online dating websites. Given the large number of markets and brands, Spark Networks is dealing with oppositions to its trademarks from time to time. As of December 31, 2018, there are several ongoing national procedures which affect trademarks within Germany, France, Finland, Sweden, the United Kingdom and Benelux. The procedures are expected to continue for more than 12 months. Outcome is unforeseeable as of the reporting date.

We have additional existing legal claims and may encounter future legal claims in the normal course of business. In our opinion, the resolutions of the existing legal claims are not expected to have a material impact on our financial position or results of operations.

We intend to defend vigorously against each of the above lawsuits. At this time, management does not believe the above matters, either individually or in the aggregate, will have a material adverse effect on the Group’s results of operations or financial condition and believes the recorded legal provisions as of December 31, 2018 are adequate in light of the probable and estimable liabilities. However, no assurance can be given that these matters will be resolved in our favor.

8.3    Operating leases and other off-balance sheet contractual obligations

As of the reporting date, future minimum lease payments under non-cancellable operating lease agreements and future payments for contractual obligations are as follows:

	December 31,
(in € thousands)	2018	2017
Less than one year	1,691	1,220
Between one and five years	1,089	1,371
More than five years	—	—
Total	2,780	2,591

Operating lease agreements and other contractual obligations relate to the Group’s principal administrative office space and related premises in Berlin, Germany, as well as payments for office space within the United States, and the lease of certain office equipment. Amounts also reflect other non-cancelable commitments and obligations consisting of contracts with software licensing and marketing service providers. The Group does not have significant renewal or purchase options.

8.4    Events after the reporting date

Entry into definitive agreement to acquire Zoosk, Inc.

On March 21, 2019, Spark Networks entered into a definitive agreement to acquire Zoosk, Inc. ("Zoosk").

Zoosk is a global online dating platform, utilizing proprietary technology to connect members located in countries around the world both online and via its mobile apps.

Under the terms of the agreement, Spark Networks will acquire 100% of Zoosk’s shares with a combination of cash and stock valuing the company at approximately $255 million based on the closing price of Spark Networks stock on March 20, 2019.

Spark Networks will issue 12.98 million ADSs valued at approximately $150 million based on the closing price of Spark Networks stock of $11.53 on March 20, 2019. Additionally, Zoosk shareholders will receive net cash consideration of $95 million at closing and $10 million via a deferred cash payment in December 2020, which will be funded through a new $120 million senior secured debt facility.

The transaction is expected to close early in the third quarter of 2019, subject to the approval of Spark Networks shareholders, receipt of a permit authorizing the issuance of the ADSs, and the satisfaction of other customary closing conditions. Over 75% of Spark Networks shareholders have committed to vote in favor of the transaction. The transaction was unanimously approved by both the Spark Networks and Zoosk boards of directors.